-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        FLUSHING FINANCIAL CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:
  (2) Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  (4) Proposed maximum aggregate value of transaction:
  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.
                               ----------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400
                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 29, 1997
                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Flushing Financial Corporation (the "Company") will be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369 at 2:00 p.m., New York time on April 29, 1997, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

    (1) To elect three directors for a three-year term and until their successors are elected and qualified;

    (2) To consider and approve certain amendments to the 1996 Restricted Stock Incentive Plan;

    (3) To consider and approve certain amendments to the 1996 Stock Option Incentive Plan;

    (4) To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1997; and

    (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed March 10, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Michael J. Hegarty
                                       Michael J. Hegarty
                                       Corporate Secretary
Flushing, New York
March 21, 1997

 YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME BEFORE IT IS VOTED.

                        FLUSHING FINANCIAL CORPORATION

                           144-51 NORTHERN BOULEVARD
                           FLUSHING, NEW YORK 11354
                                (718) 961-5400
                               ----------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 29, 1997
                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Flushing Financial Corporation (the "Company"), which is the sole stockholder of Flushing Savings Bank, FSB (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company (the "Board of Directors") to be used at the Annual Meeting of Stockholders to be held at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York, 11369 at 2:00 p.m., New York time, on April 29, 1997 (the "Annual Meeting") and at any adjournment thereof. Only holders of record of the Company's issued and outstanding Common Stock as of the close of business on March 10, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders (the "Notice") and form of proxy, and the Company's 1996 Annual Report to Stockholders, including the consolidated financial statements for the year ended December 31, 1996, are first being mailed on or about March 21, 1997 to all persons entitled to vote at the Annual Meeting.

                              VOTING AND PROXIES

VOTING RIGHTS AND QUORUM REQUIREMENT

  Stockholders of record as of the close of business on March 10, 1997, the Record Date, are entitled to one vote for each share of Common Stock then held. On the Record Date, there were 8,087,597 shares of Common Stock outstanding and entitled to be voted and the Company had no other class of equity securities outstanding. Holders of a majority of the outstanding shares of Common Stock must be present at the Annual Meeting, either in person or represented by proxy, to constitute a quorum for the conduct of business. In order to ensure a quorum, stockholders are requested to complete the enclosed proxy card and return it signed and dated in the enclosed postage-paid envelope.

VOTING BY PROXY

  The proxy solicited hereby, if properly signed and received by the Company in time for the Annual Meeting and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no instructions are given, the proxy will be voted FOR election of the nominees for director described herein, FOR approval of the amendments to the 1996 Restricted Stock Incentive Plan (the "Restricted Stock Plan"), FOR approval of the amendments to the 1996 Stock Option Incentive Plan (the "Stock Option Plan" and, together with the Restricted Stock Plan, the "Stock Incentive Plans"), and FOR ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for fiscal year 1997. With respect to the transaction of such other business as may properly come before the meeting, each proxy received will be voted in accordance with the best judgment of the persons appointed as proxies. At this time, the Board of Directors knows of no such other business.

REVOKING A PROXY

  Any stockholder giving a proxy may revoke it at any time before it is voted by (i) filing written notice thereof with the Corporate Secretary of the Company (Michael J. Hegarty, Corporate Secretary, Flushing Financial Corporation, 144-51 Northern Boulevard, Flushing, New York 11354); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

VOTES REQUIRED FOR APPROVAL

  Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person or by proxy is required for approval of the amendments to the Stock Incentive Plans and to ratify the selection of the independent auditors. Abstentions will have the effect of a vote against these proposals. Under rules of the New York Stock Exchange, to which its member firms are subject, these proposals are considered "discretionary" items upon which brokerage firms holding shares of Common Stock in "street name" may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

COST OF SOLICITATION OF PROXIES

  The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., Inc., a proxy soliciting firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus reimbursement for out-of-pocket expenses. Proxies also may be solicited personally or by telephone or telecopy by directors, officers and employees of the Company or the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Company, the following persons were the beneficial owners of more than five percent of the outstanding shares of Common Stock, as of December 31, 1996.

                                         NUMBER OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER    BENEFICIALLY OWNED PERCENT OF CLASS(1)
------------------------------------    ------------------ -------------------
J.P. Morgan Trust Company of Delaware,
 as Trustee for the Flushing Financial
 Corporation Employee Benefit Trust(2).      647,242              7.8
 c/o J.P. Morgan & Co., Incorporated
 60 Wall Street
 New York, New York 10260
Wellington Management Company, LLP(3)..      713,900              8.65
 75 State Street
 Boston, Massachusetts 02109
Thomson Horstmann & Bryant, Inc.(4)....      638,300              7.7
 Park 80 West
 Plaza Two
 Saddle Brook, New Jersey 07663
Mellon Bank Corporation(5).............      472,000              5.7
 One Mellon Bank Center
 Pittsburgh, Pennsylvania 15258

--------
(1) On December 31, 1996, the total number of shares of Common Stock outstanding was 8,250,497.
(2) Such shares are the subject of a Schedule 13G filed with the Securities and Exchange Commission ("SEC") by J.P. Morgan & Co., Incorporated, which reports shared voting and dispositive powers with respect to such shares.
(3) According to its filing on Schedule 13G with the SEC, Wellington Management Company, LLP ("WMC") acquired such interest through its subsidiary Wellington Trust Company, N.A. and has shared voting power with respect to 291,400 shares of Common Stock and shared dispositive power with respect to 713,900 shares of Common Stock. Such filing also states that shares of Common Stock beneficially owned by WMC are owned by a variety of investment advisory clients of WMC, and that no such client is known to have an interest with respect to more than 5% of the Common Stock.
(4) According to its filing on Schedule 13G with the SEC, Thomson Horstmann & Bryant, Inc. is an investment adviser under section 203 of the Investment Advisers Act of 1940 and has sole voting power with respect to 459,600 shares of Common Stock, shared voting power with respect to 9,500 shares of Common Stock, and sole dispositive power with respect to 638,300 shares of Common Stock.
(5) Such shares are the subject of a Schedule 13G filed with the SEC by Mellon Bank Corporation on behalf of itself and Boston Group Holdings, Inc. and The Boston Company, Inc. According to such filing, Mellon Bank Corporation has sole voting power with respect to 376,000 shares of Common Stock, sole dispositive power with respect to 409,000 shares of Common Stock and shared dispositive power with respect to 63,000 shares of Common Stock, and each of Boston Group Holdings, Inc. and The Boston Company, Inc. has sole voting power with respect to 366,000 shares of Common Stock, sole dispositive power with respect to 409,000 shares of Common Stock and shared dispositive power with respect to 53,000 shares of Common Stock.

STOCK OWNERSHIP OF MANAGEMENT

  The following table sets forth information regarding the beneficial ownership of the Common Stock as of January 31, 1997, by all directors, by each of the executive officers named in the Summary Compensation Table on page 13, and by all directors and executive officers as a group. Under rules of the SEC, beneficial ownership includes any shares over which an individual has sole or shared power to vote or power to dispose, as well as any shares that the individual has the right to acquire within 60 days.

                                                                       SHARES OF
                                                                      COMMON STOCK
NAME                      POSITION(S) HELD WITH THE COMPANY     BENEFICIALLY OWNED(1)(2)
----                      ---------------------------------     ------------------------
Gerard P. Tully, Sr.....  Chairman of the Board                          38,400(3)
James F. McConnell......  President, Chief Executive Officer             49,027(4)
                          and Director
Michael J. Hegarty......  Executive Vice President,                      28,847(5)
                          Corporate Secretary and Director
John M. Gleason.........  Director                                       13,748(6)
Robert A. Marani........  Director                                       31,400(7)
John O. Mead............  Director                                       17,900(8)
Vincent F. Nicolosi.....  Director                                        9,660(9)
Franklin F. Regan, Jr...  Director                                       10,285(10)
John E. Roe, Sr.........  Director                                       26,400(11)
Michael J. Russo........  Director                                       33,250(12)
Thomas Trent............  Director                                        9,900(13)
Monica C. Passick.......  Senior Vice President,                         28,022(14)
                          Treasurer and Chief Financial Officer
Henry A. Braun..........  Senior Vice President                          17,944(15)
All directors and execu-                                                335,668(16)
 tive officers as a
 group (14 persons).....

--------
(1) Unless otherwise indicated, each person has sole voting and dispositive power as to the shares reported. Officers have the power to direct the voting and, subject to plan provisions, the disposition of shares held for their account in the Bank's 401(k) Savings Plan and the Company's Stock-Based Profit Sharing Plan, and have voting powers over, but no economic interest in, the shares representing their proportionate voting interest in the Company's Employee Benefit Trust. Officers and directors have the power to vote, but not the power to dispose of, unvested shares of restricted stock granted to them under the Company's 1996 Restricted Stock Incentive Plan.
(2) On January 31, 1997, the total number of shares of Common Stock outstanding was 8,132,597 (including shares held by the Employee Benefit Trust). As of January 31, 1997, each individual beneficially owned less than 1% of the outstanding shares of Common Stock, and all directors and executive officers as a group beneficially owned 4.13% of the outstanding shares of Common Stock.
(3) Includes 7,000 shares held by Mrs. Tully with respect to which Mr. Tully disclaims beneficial ownership, and 9,400 unvested shares of restricted stock.
(4) Includes 1,236 shares held by Mrs. McConnell with respect to which Mr. McConnell disclaims beneficial ownership. Also includes 14,076 shares credited to Mr. McConnell's account in the Bank's 401(k) Savings Plan, 1,361 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 27,000 unvested shares of restricted stock, and 4,371 shares representing his proportionate voting interest in the Company's Employee Benefit Trust.
(5) Includes 6,864 shares credited to Mr. Hegarty's account in the Bank's 401(k) Savings Plan, 612 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 17,000 unvested shares of restricted stock, and 4,371 shares representing his proportionate voting interest in the Company's Employee Benefit Trust.
(6) Includes 4,348 shares held by Mrs. Gleason with respect to which Mr. Gleason disclaims beneficial ownership, and 9,400 unvested shares of restricted stock.
(7) Includes 9,400 unvested shares of restricted stock.
(8) Includes 9,400 unvested shares of restricted stock.
(9) Includes 260 shares held jointly by Mr. Nicolosi and his spouse, with whom he shares voting and dispositive power, and 9,400 unvested shares of restricted stock.

(10) Includes 667 shares held by Mrs. Regan with respect to which Mr. Regan disclaims beneficial ownership. Also includes 218 shares held by the Franklin F. Regan, Jr. Defined Benefit Trust, with respect to which Mr. Regan has sole voting and dispositive power, and 9,400 unvested shares of restricted stock.
(11) Includes 4,000 shares held by Mrs. Roe with respect to which Mr. Roe disclaims beneficial ownership. Also includes 4,000 shares held by Learoyd & Roe, Inc. Profit Sharing Plan and Trust, and 2,000 shares held by City Underwriting Agency, Inc. Defined Profit Sharing Plan and Trust, with respect to which, in each case, Mr. Roe shares voting and dispositive power, and 9,400 unvested shares of restricted stock.
(12) Includes 9,400 unvested shares of restricted stock.
(13) Includes 500 shares held jointly by Mr. Trent and his spouse, with whom he shares voting and dispositive power. Also includes 9,400 unvested shares of restricted stock; such shares became fully vested on February 28, 1997 upon Mr. Trent's resignation from the Board for reasons of medical disability.
(14) Includes 8,588 shares credited to Ms. Passick's account in the Bank's 401(k) Savings Plan, 1,063 shares credited to her account in the Company's Stock-Based Profit Sharing Plan, 14,000 unvested shares of restricted stock, and 4,371 shares representing her proportionate voting interest in the Company's Employee Benefit Trust.
(15) Includes 188 shares credited to Mr. Braun's account in the Bank's 401(k) Savings Plan, 885 shares credited to his account in the Company's Stock-Based Profit Sharing Plan, 11,800 unvested shares of restricted stock, and 4,371 shares representing his proportionate voting interest in the Company's Employee Benefit Trust.
(16) Includes 33,660 shares credited to accounts of executive officers in the Bank's 401(k) Savings Plan, 4,691 shares credited to their accounts in the Company's Stock-Based Profit Sharing Plan, 166,200 unvested shares of restricted stock held by executive officers and directors and 21,855 shares representing the proportionate voting interest of executive officers in the Company's Employee Benefit Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based solely on a review of copies of reports furnished to the Company or written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its executive officers and directors were complied with.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of 10 directors divided into three classes which are as equal in number as possible. Previously, the Board consisted of 11 directors. However, effective as of February 28, 1997, Thomas
R. Trent resigned from the Board of Directors due to a medical disability, and the Board of Directors reduced the size of the Board to 10.

  The directors hold office for staggered terms of three years (and until their successors are elected and qualified). One of the three classes, comprising approximately one third of the directors, is elected each year to succeed the directors whose terms are expiring. The directors in Classes C and A are serving terms expiring at the annual meeting of stockholders in 1998 and 1999, respectively.

  The directors in Class B, whose terms expire at the 1997 Annual Meeting, are Robert A. Marani, Franklin F. Regan, Jr., and John E. Roe, Sr. Each of these directors (each, a "Board Nominee") has been nominated by the Board of Directors to stand for re-election for a term expiring at the annual meeting of stockholders to be held in 2000. Each Board Nominee has consented to being named in this Proxy Statement and to serve if elected.

  UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PROXY HOLDERS TO VOTE THE PROXIES RECEIVED BY THEM IN RESPONSE TO THIS SOLICITATION FOR THE ELECTION OF THE BOARD NOMINEES AS DIRECTORS. IF ANY BOARD NOMINEE SHOULD REFUSE OR BE UNABLE TO SERVE, THE PROXIES WILL BE VOTED FOR SUCH PERSON AS SHALL BE DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE ANY SUCH NOMINEE. THE BOARD OF DIRECTORS PRESENTLY HAS NO KNOWLEDGE THAT ANY OF THE BOARD NOMINEES WILL REFUSE OR BE UNABLE TO SERVE AS A DIRECTOR IF ELECTED.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
              "FOR" ELECTION OF THE BOARD NOMINEES AS DIRECTORS.

  The following table sets forth certain information regarding the Board Nominees and the other members of the Board of Directors of the Company.

                                                                  DIRECTOR  TERM
NAME                     AGE(1) POSITION(S) HELD WITH THE COMPANY SINCE(2) EXPIRES
----                     ------ --------------------------------- -------- -------
Gerard P. Tully, Sr.....   69   Chairman of the Board               1967    1998
                                President, Chief Executive
James F. McConnell......   63    Officer and Director               1983    1998
                                Executive Vice President,
Michael J. Hegarty......   57    Corporate Secretary and Director   1987    1999
John M. Gleason.........   79   Director                            1961    1998
Robert A. Marani........   74   Director                            1977    2000(3)
John O. Mead............   74   Director                            1987    1999
Vincent F. Nicolosi.....   57   Director                            1977    1998
Franklin F. Regan, Jr...   67   Director                            1969    2000(3)
John E. Roe, Sr.........   63   Director                            1968    2000(3)
Michael J. Russo........   62   Director                            1984    1999

--------
(1) As of December 31, 1996.
(2) All directors commenced service as directors of the Company on May 10, 1994, one day after the date of the Company's incorporation. The dates set forth above are the dates the individuals commenced service as directors or trustees of the Bank or its predecessor.
(3) Subject to re-election at the Annual Meeting.

  Set forth below is certain information with respect to the Board Nominees and other directors of the Company. Unless otherwise indicated, the principal occupation listed for each person below has been his or her principal occupation for the past five years.

BOARD NOMINEES

  ROBERT A. MARANI is a licensed real estate broker who worked through the offices of Flushing Kent Realty Corp. until his retirement in 1992. He is a commercial real estate developer currently managing family-owned commercial real estate properties in New York and New Jersey.

  FRANKLIN F. REGAN, JR. practices law in Flushing, New York. Formerly he was a partner in the law firm of Regan & Claro.

  JOHN E. ROE, SR. is Chairman of the Board and Chief Executive Officer of City Underwriting Agency, Inc., insurance brokers located in Floral Park, New York.

CONTINUING DIRECTORS

  GERARD P. TULLY, SR. has served as Chairman of the Board of the Company since its formation in 1994, and as Chairman of the Board of the Bank since 1980. Mr. Tully served as Chief Executive Officer of the Bank (without additional remuneration) from 1981 through 1989. Mr. Tully is the Chief Executive Officer and a director of Van-Tulco, Inc., a construction company, and Bainbridge Avenue Corp., 1620 Ralph Avenue Corp. and Contractors Associates Inc., each a real estate holding company. Mr. Tully also serves as an officer and a director of Wil-Cor Realty Co., Inc., a real estate holding company.

  JAMES F. MCCONNELL has been a director and President and Chief Executive Officer of the Company since its formation in 1994. He joined the Bank in 1974 as an assistant to the President. He was named Treasurer of the Bank in 1977 and President of the Bank in 1981. He became a director of the Bank in 1983. Mr. McConnell was elected to the additional position of Chief Executive Officer of the Bank in 1990.

  JOHN M. GLEASON is Chairman of the Board of Martin A. Gleason, Inc., which operates funeral homes located in Flushing and Whitestone, New York.

  MICHAEL J. HEGARTY has been a director of the Company since its formation in 1994. He became a director of the Bank in 1987. Mr. Hegarty joined the Company as Executive Vice President and Corporate Secretary and the Bank as Executive Vice President and Chief Operating Officer on August 14, 1995. Prior to that date, he was Vice President, Finance as well as Secretary and Treasurer of EDO Corporation, a manufacturer of defense systems and components. Mr. Hegarty remains a director of EDO Corporation.

  JOHN O. MEAD served, until his retirement in 1990, as President and Chairman of the Board of Printfab, Inc., a fabric marketing company located in New York, and Printed Fabrics Corp., a fabric manufacturing company located in Carrollton, Georgia.

  VINCENT F. NICOLOSI is an attorney in Bayside, New York with a general practice specializing in civil and criminal litigation. Mr. Nicolosi was formerly a partner in the law firm of Nicolosi & Sciacca located in Bayside, New York.

  MICHAEL J. RUSSO is self-employed as a consulting engineer and serves as Chairman of the Board of Anthony Russo, Inc., a general contracting firm, and of Meadow Mechanical Corp., a mechanical contracting firm, for which he also serves as Secretary. Mr. Russo is President and Director of Operations of Northeastern Aviation Corp., an aircraft charter and management firm, and is President of Landmark Associates Ltd., commercial real estate developers. Mr. Russo is a partner in AMF Associates, a commercial real estate company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

  The following persons currently serve as executive officers who are not directors of the Company.

                                                POSITION(S) HELD WITH THE
NAME                                     AGE(1) COMPANY
----                                     ------ -------------------------
Monica C. Passick.......................   58   Senior Vice President, Treasurer
                                                 and Chief Financial Officer
Henry A. Braun..........................   51   Senior Vice President
Anna M. Piacentini......................   50   Senior Vice President

--------
(1) As of December 31, 1996.

  Set forth below is certain information with respect to the executive officers who are not directors of the Company.

  MONICA C. PASSICK has been Senior Vice President, Treasurer and Chief Financial Officer of the Company since its formation in 1994. Ms. Passick joined the Bank in 1979 as an Assistant Treasurer. She was appointed Controller of the Bank in 1982 and Vice President in 1983. In 1993, Ms. Passick was promoted to Senior Vice President/Finance of the Bank. Ms. Passick is a Certified Public Accountant.

  HENRY A. BRAUN has been a Senior Vice President of the Company since September 19, 1995. Mr. Braun joined the Bank in 1994 as Senior Vice President/Bank Operations, a position he previously held at The Greater New York Savings Bank where he was employed for five years. Prior to that, Mr. Braun was with The Williamsburgh Savings Bank for twenty years rising from Assistant Vice President/EDP Auditor to Vice President/Auditor to Senior Vice President/Operations to Executive Vice President and Chief Operating Officer.

  ANNA M. PIACENTINI has been a Senior Vice President of the Company since September 19, 1995. Ms. Piacentini joined the Bank in 1969 as a Customer Service Representative. She also has served as an Executive Assistant for Branch Operations, Assistant Secretary for Human Resources and Assistant Vice President of Human Resources. In 1984, Ms. Piacentini was named Vice President of Human Resources of the Bank and in 1994 was promoted to Senior Vice President/Human Resources of the Bank. Since August 1995, Ms. Piacentini has also been Secretary of the Bank.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND OF THE
BANK

  The Board of Directors meets on a monthly basis and may have additional special meetings upon the request of the Chairman of the Board, the President or a majority of directors in office at the time. During 1996, the Board of Directors held 12 meetings. No director attended less than 75% of the meetings of the Board of Directors and its committees on which he served. The Board of Directors has established the following committees, among others:

  Compensation. The Compensation Committee is composed of Messrs. Nicolosi (Chairman), Mead and Roe. The Committee has primary responsibility for establishing and administering the compensation and benefit programs of the Company for its executive officers and other key personnel, and recommends to the Board of Directors grants to employees under the Company's Stock Incentive Plans. The Committee meets on an as needed basis. During 1996, this committee met six times.

  Examining and Audit Committee. The Examining and Audit Committee is composed of Messrs. Mead (Chairman), Gleason and Roe. The Committee meets quarterly and reports to the Board of Directors concerning the results of examinations, internal audits, and audits by the Company's independent public accountants; the status of actions taken to correct conditions reported; and any other matters affecting the internal controls of the Company. The Committee also meets with the Company's outside auditors and implements the audit requirements under applicable federal regulations. During 1996, this committee met four times.

  In addition to the committees described above, the Board of Directors has established an Executive Committee, an Insurance Committee, an Investment Committee, and a Special Planning Committee. The Board of Directors does not have a nominating committee. Nominations for directors of the Company are made by the full Board of Directors.

  The business of the Bank is conducted at regular and special meetings of the Bank's Board of Directors (the "Bank Board") and its committees. The Bank Board and the Board of Directors are identically constituted. During 1996, the Bank Board held 12 regular meetings.

  The Bank Board maintains executive, insurance, investment and special planning committees, in addition to a compensation and an examining and audit committee. The membership of these committees is the same as the comparable committees of the Company's Board of Directors. These committees serve substantially the same functions at the Bank level as those of the Company. The Bank Board also maintains a loan committee. No director attended less than 75% of the meetings of the Bank Board and its committees on which he served. Nominations for directors of the Bank are made by the full Bank Board.

                             DIRECTOR COMPENSATION

  Fee Arrangements. Directors who are not executive officers of the Company or the Bank ("Outside Directors") currently receive an annual retainer of $15,000 from the Bank, with no additional retainer from the Company. During 1996, the annual retainer was $12,000. Outside Directors also receive meeting fees of $650 for each Board or Bank Board meeting attended and $450 for each committee meeting attended. However, where the Board of Directors and the Bank Board meet on the same day, directors receive only a single board meeting fee for such meetings. Similarly, directors receive only a single committee meeting fee where identically constituted committees of the Board of Directors and Bank Board meet on the same day. In addition to the retainer and meeting fees, Mr. Tully receives a fee of $70,000 per year for providing additional consulting services to the Bank and the Company in his capacity as Chairman.

  Outside Directors also receive a fee for conducting on-site inspections of proposed real estate collateral for commercial real estate loans in excess of $500,000. For each day that a director conducts such inspections, the director receives a fee of $400 for the first property inspected and $100 for each additional property inspected on that day.

  For the year ended December 31, 1996, the aggregate amount of retainer, meeting, and site inspection fees paid by the Bank to Outside Directors was $305,800. For the year ended December 31, 1996, the Bank paid an aggregate of $287,592 to Mr. Regan as a retainer for general legal services and for fees in connection with mortgage foreclosure actions. Also during 1996, the Bank paid $3,000 in legal fees to Mr. Nicolosi for certain litigation and contract matters. See "Compensation Committee Interlocks and Insider Participation," and "Certain Transactions."

  Director Deferred Compensation Plan. The Bank has adopted an Outside Director Deferred Compensation Plan pursuant to which Outside Directors may elect to defer all or a portion of their annual retainer, meeting fees, and inspection fees. Deferred amounts are credited with earnings based on mutual fund investments offered by Retirement System Fund, Inc. ("RSI"), as elected by the director. The deferred amounts plus earnings thereon will be paid to the director in cash after the director's termination of service, either in a lump sum or, if the director so elects, in installments over a period not to exceed five years. The Company has guaranteed the payment of benefits under the Outside Director Deferred Compensation Plan. A director's right to receive benefits under the plan is no greater than the right of an unsecured general creditor of the Bank or the Company. The Bank Board may amend or terminate the plan at any time as it may deem advisable.

  Director Retirement Plan. The Bank has adopted an Outside Director Retirement Plan, which provides benefits to each Outside Director who serves or has agreed to serve as an Outside Director for two years or more subsequent to the February 1995 effective date of the plan and whose years of service as an Outside Director (including service as a director or trustee of the Bank or its predecessor) plus age equals or exceeds 75. Benefits are also payable to an Outside Director whose status as an Outside Director terminates due to disability or who is an Outside Director upon a change of control (as defined below). An eligible director will be paid an annual retirement benefit equal to the last annual retainer paid prior to the director's retirement. Such benefit will be paid in equal monthly installments for the lesser of the number of months such director served as an Outside Director, 120 months, or until the director's death; provided, however, that the retirement benefits will be paid in a cash lump sum in the event of a change of control. No benefits will be payable to a director who is removed for cause. The Company has guaranteed the payment of benefits under the Outside Director Retirement Plan. A director's right to receive benefits under the plan is no greater than the right of an unsecured general creditor of the Bank or the Company. The Bank Board may amend, suspend or terminate the Outside Director Retirement Plan at any time.

  Stock Options and Restricted Stock. Pursuant to the Restricted Stock Plan which was approved by stockholders at the 1996 Annual Meeting, each Outside Director received, and each newly-elected Outside Director will receive, a grant of 9,400 shares of restricted stock. Pursuant to the Stock Option Plan which was approved by stockholders at the 1996 Annual Meeting, each Outside Director received, and each newly-elected Outside Director will receive (to the extent there are shares available), a grant of options to purchase 28,750 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant of the option (with tandem limited stock appreciation rights). Each of the stock option and restricted stock grants vests with respect to 20% of the covered shares on the anniversary of the grant date each year, provided that the Outside Director is then serving on the Board of Directors of the Company or one of its subsidiaries. The grants vest in full upon the Outside Director's termination of service by reason of death or disability, or in the event of a change of control of the Company. At the Annual Meeting, stockholders are being asked to approve amendments to both plans which would provide for full vesting of grants upon the retirement of the Outside Director under specified conditions. See "Proposal No. 2" and "Proposal No. 3."

  Indemnity Agreements. The Company and the Bank have entered into an Indemnity Agreement with each of the directors and executive officers, which agreements provide for mandatory indemnification of each director or executive officer to the full extent permitted by law for any claim arising out of such person's service to the Company or the Bank. The agreements provide for advancement of expenses and specify procedures for determining entitlement to indemnification in a particular case.

                            EXECUTIVE COMPENSATION

  The Report of the Compensation Committee and the Stock Performance Graph which are set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates the information under such headings by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Compensation Philosophy. The Company's executive compensation program is intended to link management pay with the Company's annual and long-term performance. The Compensation Committee believes it is important to attract and retain highly-qualified senior managers by providing compensation opportunities that are both competitive with the market for executive talent and consistent with the Company's performance.

  The following is a discussion of the Company's executive compensation program, including a description of the decisions and actions taken by the Compensation Committee with respect to fiscal 1996 compensation for the Chief Executive Officer (the "CEO").

  Salary. In determining the base salary of executive officers, the Compensation Committee takes into consideration a variety of factors, including the executive's level of responsibility and individual performance, the salaries of similar positions in the Company and in other companies in the savings institution industry that are located in our geographical market area and are of comparable size, and the financial and operational performance of the Company and the Bank in relation to their competition in the industry. Consistent with this approach, Mr. McConnell's annual rate of base salary was increased from $302,500 to $332,750 effective in July 1996. The increase was determined based on the Committee's assessment of the Company's and the Bank's performance and Mr. McConnell's instrumental role in achieving such performance, as well as its assessment of the competitive marketplace compensation for positions of comparable responsibility among similar financial institutions.

  Annual Incentive Bonus. The annual incentive bonus paid to executive officers is determined by the Compensation Committee in its discretion at the end of the year based on its assessment of the Company's and Bank's performance during the year. The individual contribution of each executive officer to corporate performance is a significant factor in determining the amount of his or her annual incentive bonus.

  In determining annual incentive bonuses for 1996, the Compensation Committee primarily considered the significant increases in the Company's net income and earnings per share, as well as the Bank's asset growth and improved asset quality. Another key factor was the Company's successful management of operations in its first year as a publicly traded company with SEC reporting obligations. The executive officers' annual incentive bonuses for 1996 were comprised of cash payments and grants of stock options and restricted stock under the Stock Incentive Plans. The cash portion of the annual incentive bonuses paid to executive officers in 1996 ranged in amount from $4,000 to $13,200. The stock portion of the annual incentive bonuses granted to executive officers ranged in amount from 800 to 3,000 shares of restricted stock and grants of options to purchase shares of Common Stock ranged in amount from 1,600 to 6,000 shares. Mr. McConnell's bonus was set at the highest of each of these ranges in recognition of his leadership of the management team and his instrumental role in achieving the Company's and Bank's results.

  Long Term Incentive Compensation. In furtherance of the Compensation Committee's compensation philosophy, the Compensation Committee made grants of stock options and restricted stock under the Stock Incentive Plans to executive officers and other employees in March 1996 which became effective upon stockholder approval of the Stock Incentive Plans at the 1996 Annual Meeting. The initial restricted stock grants to the named executive officers under these plans ranged in amount from 11,000 to 24,000 shares of restricted stock and the initial grants of options to purchase shares of Common Stock ranged in amount from 30,000 to

55,000 shares, with Mr. McConnell's awards set at the highest of these ranges. In making these awards the Compensation Committee considered, among other factors, the fact that due to banking regulatory requirements, such grants could not be made until the first annual meeting after the Bank's conversion from mutual to stock form in November 1995 (the "Conversion").

Submitted by the Compensation Committee of the Board of Directors,

Vincent F. Nicolosi  John E. Roe, Sr. John O. Mead
  Chairman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During 1996, the Compensation Committee consisted of Messrs. Nicolosi (Chairman), Mead and Roe. None of the current members of the Compensation Committee are current or former officers of the Company or the Bank. During 1996, the Bank paid $3,000 in legal fees to Mr. Nicolosi for certain litigation and contract matters.

  Under the Bank's lending policies, residential mortgage loans to adult children of directors are made at market rates of interest and other normal terms, but with reduced origination fees. Two such loans outstanding to adult children of directors on the Compensation Committee had balances in excess of $60,000 during 1996. The highest aggregate balance of those loans since January 1, 1996 was $227,437, and the aggregate balance of those loans at January 31, 1997 was $224,583. All of such loans were made in the ordinary course of business and were fully approved in accordance with all of the Bank's credit underwriting standards. The Bank believes that such loans do not involve more than the normal risk of collectability or present other unfavorable features.

STOCK PERFORMANCE GRAPH

  The following graph shows a comparison of cumulative total stockholder return on the Common Stock since November 21, 1995 (the date on which the Common Stock began trading) with the cumulative total returns of both a broad equity market index and a published industry index. The broad equity market index chosen was the Center for Research in Security Prices ("CRSP") Total Return Index for the Nasdaq Stock Market (US) and the published industry index chosen was the CRSP Total Return Index for Nasdaq Bank Stocks. The graph reflects historical performance only, which is not indicative of possible future performance of the Common Stock.

         COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMMON STOCK, CRSP TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET (US) AND
              CRSP TOTAL RETURN INDEX FOR NASDAQ BANK STOCKS (1)


                            [GRAPHIC APPEARS HERE]


--------
(1) Assumes $100 invested on November 21, 1995 and all dividends reinvested through the end of the Company's fiscal year ended December 31, 1996. The price of the Common Stock issued in the Company's initial public offering was $11.50 per share. The performance graph above is based upon closing prices on the trading day specified. The Common Stock closed on November 21, 1995, its first day of trading activity, at $14.2188 per share.

SUMMARY COMPENSATION TABLE

  The following table sets forth the compensation paid by the Company or the Bank during the years ended December 31, 1996, 1995 and 1994 to each of the executive officers who served during 1996 and who received an amount in salary and cash bonus in 1996 in excess of $100,000.

                          SUMMARY COMPENSATION TABLE

                                                           LONG TERM COMPENSATION
                                                           ----------------------
                                                                      SECURITIES
                                 ANNUAL COMPENSATION      RESTRICTED  UNDERLYING
NAME AND PRINCIPAL             ------------------------     STOCK     OPTIONS/   ALL OTHER
POSITION(S)              YEAR  SALARY       BONUS(1)      AWARD(S)(2)  SARS(#)   COMPENSATION
------------------       ---- ----------    ----------    ----------- ---------- ------------

James F. McConnell...... 1996 $  349,388(3) $  13,200      $447,562     61,000     $89,746(5)
 President and Chief
  Executive              1995    301,250(3)       -- (4)        --         --       84,920
 Officer of the Company
  and the                1994    274,964(3)       -- (4)        --         --       60,414
 Bank
Michael J. Hegarty(6)... 1996 $  236,500(3) $   9,200      $282,000     44,000     $53,040(7)
 Executive Vice
  President of the       1995     84,615(3)     6,000                               15,500
 Company and the Bank;
 Chief Operating Officer
 of the Bank; Corporate
 Secretary of the
 Company
Monica C. Passick....... 1996 $  118,999    $   4,800      $231,063     36,000     $18,528(8)
 Senior Vice President,
  Treasurer,             1995    109,799        5,400           --         --       17,755
 and Chief Financial
  Officer of the         1994    102,439       10,000           --         --        7,545
 Company; Senior Vice
 President/Finance of
 the Bank
Henry A. Braun(9)....... 1996 $   98,000    $   4,000      $194,675     31,600     $11,614(10)
 Senior Vice President
  of the                 1995     87,750        4,300           --         --        7,590
 Company; Senior Vice    1994     13,077        1,250           --         --          --
 President/Bank
 Operations of the Bank

--------
(1) Amounts shown reflect cash bonus. Stock options and restricted stock granted as part of 1996 annual incentive bonus are included under the stock option and restricted stock columns.
(2) Reflects dollar value of restricted stock granted, calculated by multiplying the number of shares granted by the closing market price of the Common Stock on the date of grant. With respect to awards which were granted subject to stockholder approval, value is based on the closing stock price on the date of such approval. The number of shares of restricted stock held by each of the named executive officers on December 31, 1996 and the dollar value of such shares (based on the closing market price of the Common Stock on such date) are as follows: Mr. McConnell, 27,000 shares, $489,375; Mr. Hegarty, 17,000 shares, $308,125; Ms.
    Passick, 14,000 shares, $253,750; and Mr. Braun, 11,800 shares, $213,875.
    All grants of restricted stock vest 20% per year beginning one year after the date of grant, subject to immediate vesting in the event of death, disability, or a change of control. Stockholders are being asked to approve an amendment to the Restricted Stock Plan which would provide for accelerated vesting in the event of retirement. See "Proposal No. 2." Dividends are paid on all shares of restricted stock.
(3) Includes mandatory deferred compensation equal to 10% of salary.
(4) Mr. McConnell did not participate in the Bank's incentive bonus plan for 1995 and 1994.
(5) Consists of $4,499 in matching contributions to the Bank's 401(k) Savings Plan, $10,519 in contributions to the Company's Stock-Based Profit Sharing Plan, $41,667 credited toward Supplemental Retirement Benefits, and $33,061 credited under the Bank's Supplemental Savings Incentive Plan.
(6) Mr. Hegarty became an executive officer and full-time employee in August
    1995.
(7) Consists of $2,032 in matching contributions to the Bank's 401(k) Savings Plan, $10,519 in contributions to the Company's Stock-Based Profit Sharing Plan, $30,000 credited toward Supplemental Retirement Benefits, and $10,489 credited under the Bank's Supplemental Savings Incentive Plan.
(8) Consists of $3,216 in matching contributions to the Bank's 401(k) Savings Plan, $8,597 in contributions to the Company's Stock-Based Profit Sharing Plan, and $6,716 credited under the Bank's Supplemental Savings Incentive Plan.
(9) Mr. Braun commenced employment with the Bank in November 1994.
(10) Consists of $921 in matching contributions to the Bank's 401(k) Savings Plan, $7,341 in contributions to the Company's Stock-Based Profit Sharing Plan, and $3,352 credited under the Bank's Supplemental Savings Incentive Plan.

STOCK OPTION GRANTS

  The following table contains certain information with respect to stock options granted in 1996 under the Company's Stock Option Plan to the named executive officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                         ----------------------------------------------------------
                                                                                    POTENTIAL REALIZABLE VALUE
                                    NUMBER OF    % OF TOTAL                          AT ASSUMED RATES OF STOCK
                                   SECURITIES   OPTIONS/SARS                          PRICE APPRECIATION FOR
                                   UNDERLYING    GRANTED TO  EXERCISE OR             OPTION TERM (10 YEARS)(4)
                          GRANT   OPTIONS/SARS  EMPLOYEES IN BASE PRICE  EXPIRATION ---------------------------
NAME                       DATE   GRANTED(#)(1) FISCAL YEAR   ($/SH)(2)   DATE(3)      5%(4)         10%(4)
----                     -------- ------------- ------------ ----------- ---------- ------------ --------------
James F. McConnell...... 05/21/96    55,000        10.9%       $16.25    05/20/2006     $562,075     $1,424,407
                         12/17/96     6,000         1.2%        18.21    12/16/2006       68,713        174,132
Michael J. Hegarty...... 05/21/96    40,000         7.9%       $16.25    05/20/2006     $408,782     $1,035,932
                         12/17/96     4,000         0.8%        18.21    12/16/2006       45,808        116,088
Monica C. Passick....... 05/21/96    34,000         6.7%       $16.25    05/20/2006     $347,464       $880,543
                         12/17/96     2,000         0.4%        18.21    12/16/2006       22,904         58,044
Henry A. Braun.......... 05/21/96    30,000         5.9%       $16.25    05/20/2006     $306,586       $776,949
                         12/17/96     1,600         0.3%        18.21    12/16/2006       18,324         46,435

--------
(1) Each stock option was granted with a tandem limited stock appreciation right that may be exercised only within 90 days after a change of control. The stock options become exercisable in 20% increments on each of the first five anniversaries of the date of grant, subject to acceleration in the event of death, disability, or a change of control. Stockholders are being asked to approve an amendment to the Stock Option Plan which would provide for accelerated vesting in the event of retirement. See "Proposal No. 3."
(2) Pursuant to the Stock Option Plan, the exercise price equals the mean of the high and low sales price of the Common Stock on the day before the grant date.
(3) The stock options (and tandem limited stock appreciation rights) are subject to termination prior to their expiration date in the event of termination of employment.
(4) The potential realizable value reflected in the table represents the difference between (i) the price the Common Stock would attain at the end of the option's 10-year term if the price appreciated from the date of the stock option grant at a rate of 5% or 10% per year (as the case may be), and (ii) the option exercise price. The amounts shown in the table are the result of multiplying the amount described above by the number of options granted to the respective individual on the applicable grant date.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                      VALUE OF
                                                    # OF SECURITIES UNEXERCISED
                                 SHARES               UNDERLYING    IN-THE-MONEY
                                ACQUIRED    VALUE     UNEXERCISED   OPTIONS/SARS
                                   ON      REALIZED  OPTIONS/SARS    AT FY-END
NAME                           EXERCISE(#)   ($)     FY-END (#)(1)   ($)(1)(2)
----                           ----------- -------- --------------- ------------
James F. McConnell............     --        --         61,000        $103,125
Michael J. Hegarty............     --        --         44,000          75,000
Monica C. Passick.............     --        --         36,000          63,750
Henry A. Braun................     --        --         31,600          56,250

--------
(1) All of these options were unexercisable at fiscal year-end.
(2) The value of each unexercised in-the-money stock option (or tandem limited stock appreciation right) is equal to the difference between $18.125 (the closing price of the Common Stock on December 31, 1996) and the exercise price of the stock option.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

  Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. McConnell, Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini (collectively, the "Employment Agreements"). The Employment Agreements establish the respective duties and compensation of these individuals and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management team. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these executive officers.

  The Employment Agreements are substantially similar. The Employment Agreements with Mr. McConnell and Mr. Hegarty (as amended) have an initial three-year term and the Employment Agreements with Ms. Passick, Mr. Braun and Ms. Piacentini have an initial two-year term. Prior to the completion of each year during the term of the agreement, the agreement is subject to renewal for an additional year. Thus, the unexpired term of the agreement at any time will generally vary between two and three years, in the case of Mr. McConnell and Mr. Hegarty, and between one and two years, in the case of the other executives.

  The Employment Agreements provide for a base salary that will be reviewed annually, customarily in July, with an effective date retroactive to July 1. In this regard, the base salaries of Mr. McConnell, Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini in effect as of July 1, 1996 were $332,750, $230,000, $124,000, $105,500, and $88,500, respectively. In the case of Mr.
McConnell and Mr. Hegarty, an additional amount equal to 10% of base salary is deferred each year and is credited with earnings based on mutual fund investments offered by RSI. The deferred amounts plus earnings thereon will be paid to Mr. McConnell and Mr. Hegarty upon termination of employment in three annual installments. In addition to any other pension benefit to which he may be entitled, the Bank was required to credit (and has credited) to a bookkeeping account for Mr. McConnell $250,000 as a supplemental retirement benefit. The Bank is required to credit to such account earnings on such amount based on mutual fund investments offered by RSI. In addition to any other pension benefit to which he may be entitled, the Bank is required to credit to a bookkeeping account for Mr. Hegarty, as a supplemental retirement benefit, $30,000 in May of each year in the period 1996-2000. The account is required to be credited with earnings based on mutual fund investments offered by RSI for the period commencing with the earlier of Mr. Hegarty's termination of employment or May 27, 2000. In the case of both Mr. McConnell and Mr. Hegarty, the supplemental retirement benefit will be payable upon termination of employment (other than for cause) in three annual installments. In accordance with the agreements with Messrs. McConnell and Hegarty, their deferred compensation, supplemental retirement benefits, and benefits under the Bank's Supplemental Savings Incentive Plan have been funded in a "grantor trust."

  The Employment Agreements provide for termination of the executive's employment by the Bank or the Company with or without cause at any time. The executive would be entitled to a lump sum severance payment upon the occurrence of certain events: termination of the executive's employment for reasons other than for cause, resignation by the executive during the 60-day period commencing six months following a change of control (as defined below), or the executive's resignation from the Bank and the Company following (i) failure to re-elect the executive to his or her current offices, (ii) a material adverse change in the executive's functions, duties or responsibilities, (iii) a relocation of the executive's place of employment outside the Borough of Queens, (iv) a failure to renew the Employment Agreement by the Bank or Company, or (v) a material breach of the Employment Agreement by the Bank or Company. The lump sum severance payment would be equal to the salary payments and bonuses (based on the highest bonus received in the last three years preceding termination) otherwise payable if the executive's employment had continued for an additional 24 months (36 months for Mr. McConnell, if termination occurs before his 65th birthday or after a change of control, and 36 months for Mr. Hegarty). In addition, Messrs. McConnell and Hegarty will be entitled to receive a lump sum payment of the deferred compensation and supplemental retirement benefits that would have been credited during such period. In the event the Company's Employee Benefit Trust is terminated and its assets are distributed to employees in accordance with its terms, Mr. Hegarty will be entitled to receive under his Employment Agreement an amount equal to the difference between (i) the amount he would have received from the Employee Benefit Trust if he had completed four full calendar years of employment with the Company or Bank prior to its termination plus the completed portion of the calendar year of its termination, and (ii) the amount he actually received from the Employee Benefit Trust. The Employment Agreements for each of the executives provides that if the executive receives payments that would be subject to the excise tax on excess parachute payments imposed by Section 4999 of the Internal Revenue Code, the executive will be entitled to receive an additional payment (a "gross-up") in an amount necessary to put the executive in the same after-tax position as if such excise tax had not been imposed.

  Assuming a change of control had occurred on December 31, 1996, Mr. McConnell, Mr. Hegarty, Ms. Passick, Mr. Braun and Ms. Piacentini would have received cash lump sum severance payments equal to approximately $1,301,000, $986,000, $304,000, $249,000, and $221,000, based on their salaries and bonuses as of that date. The preceding amounts do not take into account the gross-up, amounts related to termination of the Employee Benefit Trust, or other amounts payable under the Employment agreements.

  In the event an executive terminates employment for reasons not described in the immediately preceding paragraph, or the executive's employment is terminated for cause, the executive would receive only his or her earned but unpaid salary. Messrs. McConnell and Hegarty also would receive their accrued deferred compensation benefit and, except upon a termination for cause, their accrued supplemental retirement benefit.

  In the event an executive terminates employment due to a "disability," which is defined generally to mean the inability of the executive to perform his or her duties for 270 consecutive days due to incapacity, each Employment Agreement provides that the executive would receive 100% of his or her salary and bonus for the first six months, 75% for the next six months and 60% for the balance of the term (less any benefits payable to the executive under any disability insurance coverage maintained by the Company or the Bank). The Employment Agreements for Mr. McConnell and Mr. Hegarty provide that in the event of termination of employment due to a disability, the executive would receive the reduced salary described above, the deferred compensation benefit based on such reduced salary, and a lump sum payment of the supplemental retirement benefit that would have been payable to him if his employment had terminated after the maximum supplemental retirement benefit had been credited to him.

  The Employment Agreements provide that in the event the executive's employment terminates due to death, the executive's beneficiaries (or estate) would receive a lump sum payment of the executive's earned but unpaid salary, and, in the case of Mr. McConnell and Mr. Hegarty, the beneficiaries (or estate) would also receive a lump sum payment of the supplemental retirement benefit that would have been payable to him if his employment had terminated after the maximum supplemental retirement benefit had been credited to him.

  Change of Control Arrangements. Upon a change of control (as defined below), in addition to the provisions of the Employment Agreements described above,
(i) all outstanding restricted stock will immediately vest; (ii) all outstanding options (and tandem limited stock appreciation rights ("SARs")) held by then-current employees and Outside Directors will become immediately exercisable; (iii) the exercise of an outstanding SAR within 90 days after the change of control will entitle the holder to receive a cash payment equal to the excess of (A) the highest price per share of Common Stock paid during the 90-day period prior to the exercise of the SAR or the change of control over
(B) the exercise price of the related stock option; and (iv) the Employee Benefit Trust which was established by the Company to satisfy its obligations under certain employee benefit plans will terminate and any trust assets remaining after repayment of the Company's loan to the trust and certain benefit plan contributions will be distributed to all full-time employees of the Company or Bank with at least one year of service, in proportion to their compensation over the current year and the preceding four years.

  Definition of Change of Control. A "change of control" is generally defined, for purposes of the Employment Agreements and benefit plans maintained by the Company or the Bank, to mean: (a) the acquisition of all or substantially all of the assets of the Bank or the Company; (b) the occurrence of any event if, immediately following such event, a majority of the members of the Board of Directors of the Bank or the Company or of any successor corporation shall consist of persons other than Current Members (defined as any member of the Board of Directors as of the completion of the Conversion and any successor of a Current Member whose nomination or election has been approved by a majority of the Current Members then on the Board of Directors); (c) the acquisition of beneficial ownership of 25% or more of the total combined voting power of all classes of stock of the Bank or the Company by any person or group; or (d) approval by the stockholders of the Bank or the Company of an agreement providing for the merger or consolidation of the Company with another corporation where the stockholders of the Bank or the Company, immediately prior to the merger or consolidation, would not beneficially own, directly or indirectly, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of the total combined voting power of all classes of stock of the surviving corporation.

RETIREMENT PLAN

  The Bank maintains a Retirement Plan which is a tax-qualified defined benefit plan. Salaried employees who are over age 21 and have been employed by the Bank for at least one year are eligible to participate in the Retirement Plan. Participants earn an annual retirement benefit at normal retirement age (the later of age 65 or the fifth anniversary of participation) equal to the sum of (i) 2% of "average annual earnings" (the average annual base salary for the three consecutive years out of the final ten years of service which produces the highest average) times years of credited service prior to March 1, 1993, up to 30 years, plus (ii) 1.6% of "average annual earnings" times years of credited service after February 28, 1993, plus (iii) .45% of "average annual earnings" in excess of "average social security compensation" (as determined pursuant to IRS regulations) times years of credited service after February 28, 1993. The total years of credited service taken into account cannot exceed 35 years, and benefits earned in any year cannot be reduced by subsequent changes to the plan. Annual benefits under the Retirement Plan are limited by federal tax laws. As a general rule, during 1996 annual benefits were limited to $120,000. Compensation in excess of $150,000 (subject to cost of living adjustments which raise the applicable limit to $160,000 for 1997) is required to be disregarded for purposes of benefits earned after 1993. The Retirement Plan is funded by the Bank on an actuarial basis. Participants earn a vested right to their accrued retirement benefit upon completion of five years of service with the Bank.

  The following table sets forth information with respect to Retirement Plan benefits payable to the named executive officers.

                           RETIREMENT PLAN BENEFITS

                                                  CURRENT     ESTIMATED ANNUAL
                                                  YEARS OF       RETIREMENT
NAME                                             SERVICE(1) BENEFIT AT AGE 65(2)
----                                             ---------- --------------------
James F. McConnell..............................     22           $95,339
Michael J. Hegarty..............................      1            27,272
Monica C. Passick...............................     17            53,602
Henry A. Braun..................................      2            28,754

--------
(1) The number of years of credited service under the Retirement Plan as of December 31, 1996.
(2) The estimated annual retirement benefit payable as a single life annuity at age 65 to the named executive officer, based on the assumptions that such officer retires at age 65 with no increase in compensation or "social security compensation" from that in effect in 1996.

CERTAIN TRANSACTIONS

  Under the Bank's lending policies, residential mortgage loans to non-executive officer employees and immediate family members of employees and directors are made at market rates of interest and other normal terms, but with reduced origination fees. Excluding the two loans discussed above under the caption "Compensation Committee Interlocks and Insider Participation," there were seven such loans outstanding to immediate family members of executive officers or directors with balances in excess of $60,000 during 1996. The highest aggregate balance of these loans since January 1, 1996 was $935,120 and the aggregate balance of these loans at January 31, 1997 was $913,862. All of such loans were made in the ordinary course of business and were fully approved in accordance with all of the Bank's credit underwriting standards. The Bank believes that such loans do not involve more than the normal risk of collectability or present other unfavorable features.

  The Bank leases office space in its 159-18 Northern Boulevard building at a market rental rate to Franklin F. Regan, Jr. for use in his law practice. Mr. Regan is a director of the Company and the Bank.

  Since 1981, Mr. Regan (or his former law firm) has had a retainer agreement with the Bank, pursuant to which he is paid an annual retainer for general legal services to the Bank. In addition, Mr. Regan represents the Bank in closings of residential and certain commercial real estate loans, the fees of which are paid by borrowers. The current fee paid to Mr. Regan by borrowers for closing of a residential loan is $575. Fees paid for commercial real estate loan transactions are based on the formula of approximately one-quarter of one percent (0.25%) of the principal balance for the loan with a minimum fee of $850. Mr. Regan also represents the Bank in connection with some of its mortgage foreclosure actions. During 1996, Mr. Regan received an aggregate of $287,592 in retainer and legal fees paid by the Bank, and $338,517 in fees paid by borrowers.

                                PROPOSAL NO. 2

             AMENDMENT OF THE 1996 RESTRICTED STOCK INCENTIVE PLAN

  The Restricted Stock Plan, which was approved by stockholders in May 1996 and amended in certain technical respects in November 1996, is intended to advance the best interests of the Company and the Bank by providing employees and Outside Directors with additional incentives in the form of restricted stock, thereby increasing their personal stake in the continued success and growth of the Company and encouraging them to stay in the employ or service of the Company. The Restricted Stock Plan provides for automatic grants of restricted stock to Outside Directors, and authorizes the Board of Directors to grant, upon recommendation of the Compensation Committee, awards of restricted stock to employees, including officers, of the Company and of any subsidiary or other entity in which the Company holds at least a 20% interest. In May and December of 1996, approximately 60 officers and employees of the Company and its subsidiaries received awards under the Restricted Stock Plan. It is not possible to predict the number of employees who will receive grants in the future. Outside Directors automatically received awards in May 1996, at the time the Restricted Stock Plan was approved by stockholders, and are not eligible to receive future additional awards under the Restricted Stock Plan.

  The Restricted Stock Plan provides that, except as may otherwise be permitted by the Office of Thrift Supervision ("OTS"), the restricted stock may vest with respect to no more than 20% of the shares subject to an award per year, commencing on the first anniversary of the date of grant, provided that the holder is an employee or Outside Director, on such anniversary date. In addition, restricted stock will vest fully upon the holder's termination of employment or service as an Outside Director by reason of death or disability or upon a "change of control" of the Company (as defined in the Restricted Stock Plan and summarized earlier in this Proxy Statement.

  As originally approved by the Company's stockholders, the Restricted Stock Plan also contained provisions which would accelerate vesting upon an employee's or Outside Director's retirement, under certain conditions. OTS regulations, however, prohibit the inclusion of a provision for immediate vesting upon retirement in any restricted stock plan adopted by a federal savings bank or its parent holding company (such as the Bank and the Company) within one year after the date on which the federal savings bank converted from mutual to stock form. Accordingly, the Restricted Stock Plan specifically provided that such provisions would not become effective until November 21, 1996 (the first anniversary date of the Conversion) and then only if the OTS approved the inclusion of the retirement provisions before such date. Because the OTS declined to provide the Company with the required approvals, the vesting upon retirement provisions did not become effective on November 21, 1996.

  The one year prohibition on accelerated vesting as applied to the Bank and the Company has expired, and the Company's Board of Directors has determined to amend the Restricted Stock Plan to provide for immediate vesting of restricted stock upon the retirement of employees, including officers, and Outside Directors under certain conditions, subject to stockholder approval. Specifically, the amendments provide for full and immediate vesting of restricted stock upon the retirement of (i) officers and employees, if such persons retire at a time when they are eligible to do so under a retirement program of the Company or the Bank or as otherwise determined by the Compensation Committee, and (ii) Outside Directors, but only if (x) the retiring Outside Director has served as a director for at least two years subsequent to the date of grant of the restricted stock, and (y) the retiring Outside Director's age plus years of service on the Company's or the Bank's Board of Directors equals or exceeds seventy-five. Of the executive officers, Mr. McConnell, Ms. Passick and Ms. Piacentini are currently eligible to retire under the Bank's retirement plan by virtue of their age and years of service. Information as to the age and years of service for each Outside Director is provided on page 6. The intent of these amendments is to assure that officers, employees and Outside Directors who elect to retire at or after retirement age and after many years of service to the Bank and the Company, both before and after the Conversion, are not unfairly disadvantaged by their age at the time of the Conversion or the date of grant of their restricted stock.

  The text of the provisions as amended subject to stockholder approval are printed in Appendix A of this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996
               RESTRICTED STOCK INCENTIVE PLAN (PROPOSAL NO. 2).

                                PROPOSAL NO. 3

               AMENDMENT OF THE 1996 STOCK OPTION INCENTIVE PLAN

  The Stock Option Plan, which was approved by stockholders in May 1996 and amended in certain technical respects in November 1996, is intended to advance the best interests of the Company and the Bank by providing employees and Outside Directors with additional incentives in the form of stock options, thereby increasing their personal stake in the continued success and growth of the Company and encouraging them to stay in the employ or service of the Company. The Stock Option Plan provides for the automatic grant of non-statutory stock options and tandem limited stock appreciation rights to Outside Directors, and authorizes the Board of Directors to grant, upon recommendation of the Compensation Committee, incentive or non-statutory options and tandem limited stock appreciation rights to employees, including officers, of the Company or any subsidiary. In May and December of 1996, approximately 60 officers and employees of the Company and its subsidiaries received grants under the Stock Option Plan. It is not possible to predict the number of employees who will receive grants in the future. Outside Directors automatically received grants in May 1996, at the time the Stock Option Plan was approved by stockholders, and are not eligible to receive future additional options under the Stock Option Plan.

  The Stock Option Plan provides that, except as may otherwise be permitted by the OTS, an option may become exercisable with respect to no more than 20% of the shares subject to the option per year, commencing on the first anniversary of the date of grant, provided that the holder is an employee or Outside Director, on such anniversary date. Stock options will become fully exercisable upon the holder's termination of employment or service as an Outside Director by reason of death or disability or upon a "change of control" of the Company (as defined in the Stock Option Plan and summarized earlier in this Proxy Statement).

  As originally approved by the Company's stockholders, the Stock Option Plan also contained provisions which would make stock options immediately exercisable upon an employee's or Outside Director's retirement, under certain conditions. OTS regulations, however, prohibit the inclusion of a provision for immediate exercisability upon retirement in any stock option plan adopted by a federal savings bank or its parent holding company (such as the Bank and the Company) within one year after the date on which the federal savings bank converted from mutual to stock form. Accordingly, the Stock Option Plan specifically provided that such provisions would not become effective until November 21, 1996 (the first anniversary date of the Conversion) and then only if the OTS approved the inclusion of the retirement provisions before such date. Because the OTS declined to provide the Company with the required approvals, the accelerated exercisability upon retirement provisions did not become effective on November 21, 1996.

  The one year prohibition on accelerated exercisability as applied to the Bank and the Company has expired, and the Company's Board of Directors has determined to amend the Stock Option Plan to make stock options immediately exercisable upon the retirement of employees, including officers, and Outside Directors under certain conditions, subject to stockholder approval. Specifically, the amendments make stock options immediately exercisable upon the retirement of
(i) officers and employees, if such persons retire at a time when they are eligible to do so under a retirement program of the Company or the Bank or as otherwise determined by the Compensation Committee, and (ii) Outside Directors, but only if (x) the retiring Outside Director has served as a director for at least two years subsequent to the date of grant of the options, and (y) the retiring Outside Director's age plus years of service on the Company's or the Bank's Board of Directors equals or exceeds seventy-five. Of the executive officers, Mr. McConnell, Ms. Passick and Ms. Piacentini are currently eligible to retire under the Bank's retirement plan by virtue of their age and years of service. Information as to the age and years of service for each Outside Director is provided on page 6. The intent of these amendments is to assure that officers, employees and Outside Directors who elect to retire at or after retirement age and after many years of service to the Bank and the Company, both before and after the Conversion, are not unfairly disadvantaged by their age at time of the Conversion or the date of grant of their stock options.

  The text of the provisions as amended subject to stockholder approval are printed in Appendix B of this Proxy Statement.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1996 STOCK
                    OPTION INCENTIVE PLAN (PROPOSAL NO. 3).

                                PROPOSAL NO. 4

                    RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors has appointed Coopers & Lybrand L.L.P. to perform the audit of the Company's consolidated financial statements for the year ending December 31, 1997, subject to ratification by the Company's stockholders at the Annual Meeting. Coopers & Lybrand L.L.P. served as the independent auditors of the Company for the year ended December 31, 1996. Representatives from Coopers & Lybrand L.L.P. will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT
   OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE
                     FISCAL YEAR ENDING DECEMBER 31, 1997.

        OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING

  The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Annual Meeting, you are urged to return your signed and dated proxy promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by giving the Secretary notice of your intention to vote in person.

            NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

  The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Corporate Secretary of the Company which must be received not more than ninety days nor less than sixty days prior to the anniversary of the date of the immediately preceding annual meeting; provided, however, that in the event that the date of the forthcoming annual meeting is more than thirty days after such anniversary date, such written notice will also be timely if it is received by the Corporate Secretary by the earlier of (1) the 10th day prior to the forthcoming meeting date, or (2) the close of business on the 10th day following the date on which the Company first makes public disclosure of the meeting date.

  The advance notice by stockholders must include the stockholder's name and address, a representation that the stockholder is a holder of record of the Company's stock entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such stockholder notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the date of such meeting) and intends to appear in person or by proxy at such meeting to propose such business, a brief description of the proposed business, the reason for conducting such business at the annual meeting, and any material interest of such stockholder in the proposed business. In the case of nominations for election to the Board of Directors, certain information regarding the nominee must also be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                             STOCKHOLDER PROPOSALS

  In order to be eligible for inclusion in the proxy materials of the Company for the 1998 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 144-51 Northern Boulevard, Flushing, New York 11354 no later than November 21, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 MISCELLANEOUS

  A copy of the Company's Annual Report on Form 10-K (without exhibits) for the year ended December 31, 1996 as filed with the SEC, will be furnished without charge to stockholders of record upon written request to Flushing Financial Corporation, 144-51 Northern Boulevard, Flushing, New York 11354,
Attention: Michael J. Hegarty.

                                       By Order of the Board of Directors,

                                       /s/ Michael J. Hegarty
                                       Michael J. Hegarty
                                       Corporate Secretary

Flushing, New York
March 21, 1997

  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                     APPENDIX A

                1996 RESTRICTED STOCK INCENTIVE PLAN AMENDMENT

1. Section 2.1(a)(iv) of the Plan is hereby amended to read as follows:

  "(iv) Unless the Committee shall specifically provide otherwise at the time Restricted Stock is awarded, Restricted Stock shall become vested in full on the date the respective participant terminates his or her employment because of retirement. For these purposes, "retirement" shall mean termination at a time when the participant is eligible to retire under a retirement program of the Company or one of its Subsidiaries or as otherwise determined by the Committee."

2. Section 3.1(d) of the Plan is hereby amended to read as follows:

  "(d) Notwithstanding the provisions of Section 3.1(b), Restricted Stock shall become vested in full upon the Outside Director's retirement. For purposes of this Section 3.1(d), "retirement" shall mean termination of service other than for Cause, provided that (A) such Outside Director has served as an Outside Director for two or more years subsequent to the date of award of the Restricted Stock and (B) such Outside Director's age plus years of service on the Board of Directors or the board of directors of any Subsidiary (including service on the Board of Trustees of Flushing Savings Bank, FSB (the "Bank") or its predecessor) equals or exceeds seventy-five. For the purposes of this Plan, termination for "Cause" shall mean termination for dishonesty or willful misconduct involving moral turpitude."

                                                                     APPENDIX B

                  1996 STOCK OPTION INCENTIVE PLAN AMENDMENT

1. Section 2.1(c)(iv) of the Plan is hereby amended to read as follows:

  "(iv) Unless the Committee shall specifically provide otherwise at the time an Option is granted, an Option shall become exercisable in full on the date the respective option holder terminates his or her employment because of retirement. For these purposes, "retirement" shall mean termination at a time when the option holder is eligible to retire under a retirement program of the Company or one of its Subsidiaries or as otherwise determined by the Committee."

2. Section 3.1(g) of the Plan is hereby amended to read as follows:

  "(g) Retirement. Notwithstanding the provisions of Section 3.1(c), any Option held by an Outside Director whose service as such is terminated by reason of his or her retirement shall become immediately exercisable and may be exercised by such option holder for a period of two years following his or her retirement, provided that in no event shall the exercise period extend beyond the expiration of the Option term. For purposes of this
  Section 3.1(g), termination for "retirement" shall mean termination other than for Cause, provided that (A) such Outside Director has served as an Outside Director for two or more years subsequent to the date of grant of the Option and (B) such Outside Director's age plus years of service on the Board of Directors or the board of directors of any Subsidiary (including service on the Board of Trustees of the Bank or its predecessor) equals or exceeds seventy-five."

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         FLUSHING FINANCIAL CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 29, 1997

The undersigned hereby appoints James F. McConnell and Michael J. Hegarty, and either of them, proxies for the undersigned, with full power of substitution and revocation in each, to vote all shares of Flushing Financial Corporation Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Flushing Financial Corporation to beheld on Tuesday, April 29, 1997 at 2:00 p.m., New York time, at the LaGuardia Marriott located at 102-05 Ditmars Boulevard, East Elmhurst, New York 11369, or at any adjournment thereof.


PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

--------------------------------------------------------------------------------
  PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE INDICATE NEW ADDRESS BELOW.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                For All   With-   For All
1. Election of Directors.                      Nominees   hold    Except

                  ROBERT A. MARANI                [_]      [_]      [_]
                FRANKLIN F. REGAN, JR.
                  JOHN E. ROE, SR.

   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES IN
                 ITEM 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.

                              RECORD DATE SHARES:


Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------


--------------Stockholder sign here--------------Co-owner sign here-------------

DETACH CARD


                                                        For   Against   Abstain

2. Amendments to the 1996 Restricted Stock              [_]     [_]       [_]
   Incentive Plan.

3. Amendments to the 1996 Stock Option Incentive        [_]     [_]       [_]
   Plan.

4. Ratification of the appointment of Coopers &         [_]     [_]       [_]
   Lybrand L.L.P. as the independent auditors of the Corporation.

   Mark box at right if an address change or comment has been noted on    [_]
   the reverse side of this card.

   In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.

   Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.

                                                                     DETACH CARD

                              MARINE MIDLAND BANK
                              AS TRUSTEE UNDER THE

                         FLUSHING FINANCIAL CORPORATION
                        STOCK-BASED PROFIT SHARING PLAN

                       RE: FLUSHING FINANCIAL CORPORATION
                         ANNUAL MEETING APRIL 29, 1997

Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Financial Corporation Stock-Based Profit Sharing Plan, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                For All   With-   For All
1. Election of Directors.                      Nominees   hold    Except

                  ROBERT A. MARANI                [_]      [_]      [_]
                FRANKLIN F. REGAN, JR.
                  JOHN E. ROE, SR.

   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES IN
                 ITEM 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.

                              RECORD DATE SHARES:


Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------


--------------Stockholder sign here--------------Co-owner sign here-------------

DETACH CARD



                                                        For   Against   Abstain

2. Amendments to the 1996 Restricted Stock              [_]     [_]       [_]
   Incentive Plan.

3. Amendments to the 1996 Stock Option Incentive        [_]     [_]       [_]
   Plan.

4. Ratification of the appointment of Coopers &         [_]     [_]       [_]
   Lybrand L.L.P. as the independent auditors of the Corporation.

   Mark box at right if an address change or comment has been noted on    [_]
   the reverse side of this card.

   In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.

   Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.



DETACH CARD                                                          DETACH CARD

                             NOTICE TO PARTICIPANTS
                       IN FLUSHING FINANCIAL CORPORATION
                        STOCK-BASED PROFIT SHARING PLAN

Dear Plan Participant:                                            March 21, 1997

    Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on April 29, 1997. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

    As a participant in the Flushing Financial Corporation Stock-Based Profit Sharing Plan, you have the right to direct Marine Midland Bank, as Trustee of the Plan how to vote the shares of the Company's common stock which are allocated to your account as of March 10, 1997. Enclosed is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against, or to abstain from voting with respect to each of the proposals which are being voted on. You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors, and employees of the Company and Flushing Savings Bank, FSB.

    Because of the time needed to tabulate the participant voting instructions, we have established a cutoff date for receiving your instruction card. IF YOUR INSTRUCTION CARD IS NOT RECEIVED BY STATE STREET BY THE CLOSE OF BUSINESS ON APRIL 18, 1997, THE SHARES ALLOCATED TO YOUR ACCOUNT MAY NOT BE VOTED ACCORDING TO YOUR INSTRUCTIONS. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely instructions were received from other Plan participants.

    IF YOU OWN SHARES OF THE COMPANY DIRECTLY AND/OR ARE A PARTICIPANT IN THE FLUSHING SAVINGS BANK, FSB 401(K) SAVINGS PLAN OR ARE ENTITLED TO DIRECT THE VOTE OF SHARES HELD IN THE COMPANY'S EMPLOYEE BENEFIT TRUST, YOU WILL RECEIVE, UNDER SEPARATE COVER, A PROXY CARD AND/OR VOTING INSTRUCTION CARD FOR THOSE PURPOSES. THE VOTING OF SHARES HELD IN THE STOCK-BASED PROFIT SHARING PLAN MUST BE DIRECTED ON THE CARD ENCLOSED WITH THIS NOTICE.

    If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Plan's Trustee, Marine Midland Bank, at (716)841-2004.

                              Marine Midland Bank
                              as Trustee under the Flushing
                              Financial Corporation
                              Stock-Based Profit Sharing Plan

                     J.P. MORGAN TRUST COMPANY OF DELAWARE
                              AS TRUSTEE UNDER THE

                         FLUSHING FINANCIAL CORPORATION
                             EMPLOYEE BENEFIT TRUST

                       RE: FLUSHING FINANCIAL CORPORATION
                         ANNUAL MEETING APRIL 29, 1997

Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Financial Corporation Employee Benefit Trust, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                For All   With-   For All
1. Election of Directors.                      Nominees   hold    Except

                  ROBERT A. MARANI                [_]      [_]      [_]
                FRANKLIN F. REGAN, JR.
                  JOHN E. ROE, SR.

   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES IN
                 ITEM 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.


Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------


--------------Stockholder sign here--------------Co-owner sign here-------------

DETACH CARD


                                                        For   Against   Abstain

2. Amendments to the 1996 Restricted Stock              [_]     [_]       [_]
   Incentive Plan.

3. Amendments to the 1996 Stock Option Incentive        [_]     [_]       [_]
   Plan.

4. Ratification of the appointment of Coopers &         [_]     [_]       [_]
   Lybrand L.L.P. as the independent auditors of the Corporation.

   Mark box at right if an address change or comment has been noted on    [_]
   the reverse side of this card.

   In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITEM 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.

   Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.



DETACH CARD                                                          DETACH CARD

                        NOTICE TO "QUALIFIED EMPLOYEES"
                    UNDER THE FLUSHING FINANCIAL CORPORATION
                             EMPLOYEE BENEFIT TRUST

Dear "Qualified Employee":                                         March 21,1997

    Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on April 29,1997. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

    As a full-time employee of Flushing Savings Bank, FSB with at least one year of service as of March 10, 1997, you are a "qualified employee" and have the right to direct J.P. Morgan Trust Company of Delaware, as Trustee of the Company's Employee Benefit Trust, how to vote a portion of the shares of the Company's common stock which are held in the Employee Benefit Trust. Enclosed is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against, or to abstain from voting with respect to each of the proposals which are being voted on. Each "qualifying employee" has one "vote" for each proposal, and the Trustee will vote all shares held in the Employee Benefit Trust in the same proportion as the "votes" received from "qualified employees". You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors, and employees of the Company and Flushing Savings Bank, FSB.

    Because of the time needed to tabulate the employee voting instructions, we have established a cutoff date for receiving your instructions card. IF YOUR INSTRUCTION CARD IS NOT RECEIVED BY STATE STREET BY THE CLOSE OF BUSINESS ON APRIL 18, 1997, YOU WILL NOT HAVE A VOICE IN DIRECTING THE VOTE OF THE EMPLOYEE BENEFIT TRUST SHARES. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares held in the Employee Benefit Trust will be voted by the Trustee in accordance with the instructions which were timely received from other "qualified employees".

    IF YOU OWN SHARES OF THE COMPANY DIRECTLY AND/OR ARE A PARTICIPANT IN THE COMPANY'S STOCK-BASED PROFIT SHARING PLAN OR THE FLUSHING SAVINGS BANK, FSB 401(K) SAVINGS PLAN, YOU WILL RECEIVE, UNDER SEPARATE COVER, A PROXY CARD AND/OR VOTING INSTRUCTION CARD FOR THOSE PURPOSES. THE VOTING OF SHARES HELD IN THE EMPLOYEE BENEFIT TRUST MUST BE DIRECTED ON THE CARD ENCLOSED WITH THIS NOTICE.

    If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Trustee of the Employee Benefit Trust, J.P. Morgan Trust Company of Delaware, at
(302)651-3921.

                              J.P. Morgan Trust Company of Delaware
                              as Trustee under the Flushing Financial
                              Corporation Employee Benefit Trust

                              MARINE MIDLAND BANK
                              AS TRUSTEE UNDER THE

                           FLUSHING SAVINGS BANK, FSB
                              401(K) SAVINGS PLAN

                       RE: FLUSHING FINANCIAL CORPORATION
                         ANNUAL MEETING APRIL 29, 1997

Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock of Flushing Financial Corporation of which I am entitled to direct the voting under the Flushing Savings Bank, FSB 401(k) Savings Plan, you are instructed to sign and forward a proxy in the form solicited by the Board of Directors, and to direct a vote as set forth on the reverse side.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE
                              ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                For All   With-   For All
1. Election of Directors.                      Nominees   hold    Except

                  ROBERT A. MARANI                [_]      [_]      [_]
                FRANKLIN F. REGAN, JR.
                  JOHN E. ROE, SR.

   INSTRUCTION: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write that nominee's name in the space below.

--------------------------------------------------------------------------------

 The Board of Directors recommends a vote FOR the election of all nominees in item 1 and FOR approval of items 2, 3 and 4.
                              RECORD DATE UNITS:


Please be sure to sign and date this Proxy.             Date
--------------------------------------------------------------------------------


--------------Unitholder sign here---------------Co-owner sign here-------------

DETACH CARD


                                                        For   Against   Abstain

2. Amendments to the 1996 Restricted Stock              [_]     [_]       [_]
   Incentive Plan.

3. Amendments to the 1996 Stock Option Incentive        [_]     [_]       [_]
   Plan.

4. Ratification of the appointment of Coopers &         [_]     [_]       [_]
   Lybrand L.L.P. as the independent auditors of the Corporation.

   Mark box at right if an address change or comment has been noted on    [_]
   the reverse side of this card.

   In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof.

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES IN ITE 1 AND FOR APPROVAL OF ITEMS 2, 3 AND 4.

   Please mark, date and sign as your name(s) appear(s) hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. If shares are held jointly, each stockholder named should sign.



DETACH CARD                                                          DETACH CARD

                             NOTICE TO PARTICIPANTS
                         IN FLUSHING SAVINGS BANK, FSB
                              401(k) SAVINGS PLAN


Dear Plan Participant:                                            March 21, 1997

    Enclosed with this notice is a Proxy Statement for the Annual Meeting of Stockholders of Flushing Financial Corporation (the "Company"), which will be held on April 29, 1997. The items to be voted on at the Annual Meeting are described in the enclosed Proxy Statement.

    As a participant in the Flushing Savings Bank, FSB 401(k) Savings Plan, you have the right to direct Marine Midland Bank, as Trustee of the Plan, how to vote the shares of the Company's common stock which are allocated to your account as of March 10, 1997. Enclosed is a voting instruction card to be used for that purpose. You can direct the Trustee to vote for, against, or to abstain from voting with respect to each of the proposals which are being voted on. You should send your voting instructions in the envelope provided directly to State Street Bank and Trust Company ("State Street"), which will tabulate the voting instructions for the Trustee. Your voting instructions will be kept confidential from the officers, directors, and employees of the Company and the Bank.

    Because of the time needed to tabulate the participant voting instructions, we have established a cutoff date for receiving your instruction card. IF YOUR INSTRUCTION CARD IS NOT RECEIVED BY STATE STREET BY THE CLOSE OF BUSINESS ON APRIL 18, 1997, THE SHARES ALLOCATED TO YOUR ACCOUNT MAY NOT BE VOTED ACCORDING TO YOUR INSTRUCTIONS. If you do not provide voting instructions, or if your instructions are received too late to be included in the tabulation, the shares allocated to your account will be voted by the Trustee in the same proportion as the shares for which timely instructions were received from other Plan participants.

    IF YOU OWN SHARES OF THE COMPANY DIRECTLY AND/OR ARE A PARTICIPANT IN THE COMPANY'S STOCK-BASED PROFIT SHARING PLAN OR ARE ENTITLED TO DIRECT THE VOTE OF SHARES HELD IN THE COMPANY'S EMPLOYEE BENEFIT TRUST, YOU WILL RECEIVE, UNDER SEPARATE COVER, A PROXY CARD AND/OR VOTING INSTRUCTION CARD FOR THOSE PURPOSES. THE VOTING OF SHARES HELD IN THE 401(K) PLAN MUST BE DIRECTED ON THE CARD ENCLOSED WITH THIS NOTICE.

    If you have any questions regarding the mechanics for voting, you may call Anna M. Piacentini, the Company's Senior VP/Human Resources at Ext. 207 or the Plan's Trustee, Marine Midland Bank, at (716)841-2004

                             Marine Midland Bank
                             as Trustee under the Flushing
                             Savings Bank, FSB
                             401(k) Savings Plan